Exhibit 99.1

Precipio Announces its Q1-2025 Financial Results

Conference call to follow tomorrow, May 15 at 5 PM EST

NEW HAVEN, CT, (May 14th, 2025) - Specialty cancer diagnostics company Precipio, Inc. (NASDAQ: PRPO), filed its 10-Q report today. The following are the highlights of the Company’s financial performance and outlook for 2025.

“We remain confident in the Company’s trajectory, supported by strong year-over-year revenue growth, improved gross margins, disciplined cost control and increasing operational efficiency”, said Ilan Danieli, Precipio’s CEO. “With our expectation of momentum building in our Product business pipeline, as well as the expanded reimbursement opportunities in Pathology Services, we anticipate continued revenue growth and a return to positive operating cash flow by Q2 or Q3. We believe 2025 will be a transformative year in which scalable growth translates into improved results and long-term shareholder value.”

Q1-2025 Financial Results:

●	Revenues. Q1-2025 revenues reached $4.9M, representing a 43% increase YoY. The quarter reported a decrease of 9.5% from Q4-2024 as a result of anticipated slower seasonal revenues in pathology and temporary delays in customer onboarding and operational ramp-up on the products side.
●	Adjusted EBITDA. Q1-2025 Adjusted EBITDA was ($108K) vs ($1,409K) YoY, a significant improvement of 92% resulting from both revenue growth and cost management initiatives.
●	Cash flow. Change in cash used in operations was ($44K) in Q1-2025 vs ($667K) in the same quarter last year, an improvement of 93%. Net cash used in Q1-2025 was ($372K) vs ($726K) in Q1-2024, an improvement of 49%. Management anticipated a decline in cash receipts in Q1 due to seasonal delays typical in the industry from renewed insurance plans and deductibles. Management expects to return to positive cash flow from operations in Q2 or Q3 of this year and to maintain adequate cash reserves for operations throughout.

Furthermore, in Q2 we have already received approximately $400,000 in non-recurring income from a refundable employee retention credit that was part of the Coronavirus Aid, Relief and Economic Security Act (CARES Act), which the U.S. Congress enacted in March of 2020.

Products Division Summary:

In Q1-2025 the Company successfully onboarded one new customer and launched two new panels, and is anticipating increased orders in Q2 and going forward. Additionally, two existing customers began their validations for four new panels collectively. Customer meetings generated by our distributors are trending upwards as well, a positive indication that the work developing these sales channels is beginning to bear fruit.

Additionally, the recent reversal of the FDA ruling regarding Laboratory Developed Tests (LDTs) removes a barrier that concerned certain laboratories, causing them to pause their engagement with the Company until the courts resolved this matter.

Pathology Services Division Summary:

In Q1-2025, Pathology Services division revenues grew 54% YoY, and test volume increased by 46% YoY from Q1-2024. Additionally, 11 ordering physicians began using our Pathology Services for the first time. Precipio also received MolDx approval for NGS testing, enabling Medicare billing for patients - a milestone that we anticipate will positively impact future revenue from Medicare populations.

Gross margins, operating expenses:

●	Product’s division gross margins have increased YoY from 37% to 51%
●	Pathology Services division gross margins have increased YoY from 24% to 42%
●	Overall gross margins have increased YoY from 27% to 43%

Company management expects that Pathology Services division’s gross margins will stabilize at the mid-40%, and that Product division’s gross margins will continue to grow as increased revenue in 2025 drives greater production efficiencies. We expect that the Company’s combined margins will continue to climb during 2025 as the revenue mix includes more product sales.

Operating expenses as a percent of net revenue have dropped from 87% to 61% YoY. This decrease is mostly due to the Company’s ability to maintain operating expenses flat at approximately $3M per quarter while increasing revenues 43% YoY.

While our financial outlook is based on the best available information and management’s current expectations, it is inherently subject to a variety of risks, assumptions, and uncertainties that may cause actual outcomes to differ materially. Investors are encouraged to review the Forward-Looking Statements section below for a detailed understanding of these factors.

EBITDA and Adjusted EBITDA Reconciliation and Explanation

EBITDA (Earnings Before Interest, Taxes, Depreciation, and Amortization) is a non-GAAP financial measure that is widely used to evaluate operational performance and pre-tax profitability. Management believes Adjusted EBITDA provides investors with a useful perspective on the company’s financial health, particularly where non-cash amortization has an important impact on profitability.

Adjusted EBITDA as we define it will also exclude the non-cash costs of employee stock options and unusual, one-time costs.

The table is a reconciliation of Net Income, EBITDA and Adjusted EBITDA for the first quarter of 2025 and 2024:

Note: The full unaudited condensed consolidated financial statements, including the balance sheet and statement of cash flows as of and for the three months ended March 31, 2025 and 2024, are included in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 14, 2025, which is available on the SEC’s website at www.sec.gov and on the Company’s investor relations website.

Shareholder Conference Call:

At 5 pm ET on May 15, 2025, the Company will host its quarterly shareholder call where management will provide more details as to the Company’s quarterly performance and outlook going forward. Please join us by dialing in at 844-695-5519 (international callers dial 1-412-902-6760). Callers may also pre-register using this link.

About Precipio

Precipio is a healthcare biotechnology company focused on cancer diagnostics. Our mission is to address the pervasive problem of cancer misdiagnoses by developing solutions in the form of diagnostic products and services. Our products and services deliver higher accuracy, improved laboratory workflow, and ultimately better patient outcomes, which reduce healthcare expenses. Precipio develops innovative technologies in our laboratory where we design, test, validate, and use these products clinically, improving diagnostic outcomes. Precipio then commercializes these technologies as proprietary products that serve the global laboratory community and further scales Precipio’s reach to eradicate misdiagnosis.

Availability of Other Information About Precipio

For more information, please visit the Precipio website at https://www.precipiodx.com/ or follow Precipio on X (formerly Twitter) (@PrecipioDx) and LinkedIn (Precipio) and on Facebook. Investors and others should note that we communicate with our investors and the public using our company website (https://www.precipiodx.com), including, but not limited to, company disclosures, investor presentations and FAQs, Securities and Exchange Commission filings, press releases, public conference call transcripts and webcast transcripts, as well as on X and LinkedIn. The information that we post on our website or on X or LinkedIn could be deemed to be material information. As a result, we encourage investors, the media and others interested to review the information that we post there on a regular basis. The contents of our website or social media shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the targets set herein and related timing. Except for historical information, statements about future volumes, sales, growth, costs, cost savings, margins, earnings, earnings per share, diluted earnings per share, cash flows, adjusted EBITDA, plans, objectives, expectations, growth or profitability and our potential to reach financial independence are forward-looking statements based on management’s estimates, beliefs, assumptions and projections. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic and financial performance, are intended to identify such forward-looking statements. These forward-looking statements are only predictions based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and our other reports filed with the U.S. Securities and Exchange Commission. Any such forward-looking statements represent management’s estimates as of the date of this press release only. While we may elect to update such forward-looking statements at some point in the future, except as required by law, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

Inquiries:

investors@precipiodx.com

+1-203-787-7888 Ext. 523